Rule 497(e)

Registration Nos. 333-168727 and 811-22452

First Trust Series Fund

First Trust Short Duration High Income Fund

(the “Fund”)

Supplement to the Fund’s Prospectus and Statement of Additional Information

Dated November 25, 2025

Notwithstanding anything to the contrary in the Fund’s prospectus or statement of additional information, the Fund’s prospectus and statement of additional information are revised as follows:

1.	Footnote two (2) to the Fee Table in the section entitled “Summary Information – Fees and Expenses of the Fund” in the Fund’s prospectus is replaced in its entirety with the following:

The Fund’s investment advisor has agreed to waive fees and reimburse expenses through March 1, 2026 so that Total Annual Fund Operating Expenses (excluding taxes, interest, all brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses) do not exceed 1.00% of the average daily net assets of any class of Fund shares. Total Annual Fund Operating Expenses (excluding taxes, interest, all brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses) will not exceed 1.35% from March 1, 2026 through February 28, 2035. Fees waived or expenses borne by the Fund’s investment advisor are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. Expense limitations may be terminated or modified prior to their expiration only with the approval of the Board of Trustees of the First Trust Series Fund.

2.	The first paragraph of the section entitled “Summary Information – Fees and Expenses of the Fund – Example” in the Fund’s prospectus is replaced in its entirety with the following:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s annual operating expenses (excluding taxes, interest, all brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses) remain at current levels through March 1, 2026 and then will not exceed 1.35% from March 1, 2026 through February 28, 2035. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

3.	The penultimate paragraph of the section entitled “Management of the Fund – Management Fee” in the Fund’s prospectus is replaced in its entirety with the following:

First Trust has agreed to limit fees and/or pay expenses to the extent necessary through March 1, 2026, to prevent the Fund’s Total Annual Operating Expenses (excluding taxes, interest, all brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses) from exceeding 1.00% of the average daily net assets of any class of shares of the Fund. Total Annual Fund Operating Expenses (excluding taxes, interest, all brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses) will not exceed 1.35% from March 1, 2026 through February 28, 2035. Expenses borne by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation.

4.	The fourth and fifth paragraphs of the section entitled “Management of the Fund – Investment Advisor” in the Fund’s statement of additional information are replaced in their entirety with the following:

Pursuant to an investment management agreement between First Trust and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Fund has agreed to pay First Trust an annual management fee equal to 0.65% of its average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $10,000.

The Fund is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses. First Trust has agreed to limit fees and/or pay expenses to the extent necessary through March 1, 2026, to prevent the Fund’s Total Annual Operating Expenses (excluding taxes, interest, all brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses) from exceeding 1.00% of the average daily net assets of any class of shares of the Fund. Total Annual Fund Operating Expenses (excluding taxes, interest, all brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses) will not exceed 1.35% from March 1, 2026 through February 28, 2035. Expenses borne by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation.

Please Keep this Supplement with Your Fund’s Prospectus

and Statement of Additional Information for Future Reference.